UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.

(Name of Registrant as Specified In Its Charter)

Ocean Capital LLC
William Heath Hawk

Ethan A. Danial

Mojdeh L. Khaghan

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On March 27, 2023, Ocean Capital LLC (“Ocean Capital”) issued the following press release, copies of which are filed herewith as Exhibit 1 in its original English version and in Spanish. Also on March 27, 2023, Ocean Capital made certain social media posts regarding its campaign on its Twitter page, https://twitter.com/OceanCapLLC, and its LinkedIn page, https://www.linkedin.com/company/oceancapital-llc. Screenshots of such social media posts are attached as Exhibit 2 and Exhibit 3, respectively.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

To the Shareholders of Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Fund”):

Ocean Capital and the other participants in its solicitation (collectively, the “Participants”) have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying form of BLUE proxy card to be used in connection with the solicitation of proxies from the shareholders of the Fund with respect to its upcoming 2022 annual meeting of shareholders. All shareholders of the Fund are advised to read the definitive proxy statement, any amendments or supplements thereto and other documents related to the solicitation of proxies by the Participants, as they contain important information, including additional information relating to the Participants and their direct or indirect interests, by security holdings or otherwise. Shareholders can obtain the definitive proxy statement and accompanying BLUE proxy card, any amendments or supplements to the definitive proxy statement and other relevant documents filed by the Participants with the SEC at no charge on the SEC’s website at http://www.sec.gov.

Exhibit 1

Ocean Capital Responds to UBS Puerto Rico Closed-End Bond Funds’ Refusal to Acknowledge Shareholder Vote at TFF I’s Annual Meeting

Issues Statement in Response to the Funds’ Refusal to Acknowledge the Fair and Lawful Shareholder Vote in Favor of Ocean Capital’s Nominees at a Third Closed-End Bond Fund

Highlights that Ocean Capital’s Highly Qualified Director Candidates – Ethan Danial, José Izquierdo II and Brent D. Rosenthal – Were Elected by TFF I Shareholders by a 37-1 Margin Based on a Preliminary Vote Tally Provided by Broadridge

Exposes Funds’ Low-Road Attempt to Oppress Free Speech and Waste Shareholder Capital by Sending a Cease-and-Desist Notice to Ocean Capital

SAN JUAN, Puerto Rico-- (BUSINESS WIRE)-- Ocean Capital LLC (collectively with its affiliates, “Ocean Capital” or “we”), a significant shareholder of numerous Puerto Rico closed-end bond funds (the “Funds”), which are managed or co-managed by an affiliate of UBS Financial Services Incorporated of Puerto Rico (“UBS”), today released the following statement regarding the latest anti-shareholder tactics taken by the UBS Funds in connection with Ocean Capital’s nearly-two-year campaign to affect shareholder-driven change in the Funds’ boardrooms.

In its latest attempts to entrench the Funds’ Boards of Directors and silence the voices of shareholders, UBS has:

(1)	Refused to acknowledge the legitimate and lawful shareholder vote that took place on March 9, 2023, at the Tax Free Fund for Puerto Rico Residents, Inc. (“TFF I”) 2022 Annual Meeting of Shareholders (the “Annual Meeting”), in which Ocean Capital’s three highly-qualified, independent nominees – Ethan Danial, José Izquierdo II and Brent D. Rosenthal – were elected by an overwhelming 37-1 margin by TFF I shareholders – literally a vote of at least 4.75 million for each of the Ocean Capital nominees versus a paltry 130,000 for the incumbents.

●	This follows the Funds’ refusal to acknowledge the legitimate and lawful shareholder vote at Puerto Rico Residents Tax-Free Fund, Inc. (“PRITF I”) last March and Puerto Rico Residents Tax-Free Fund VI, Inc. (“PRITF VI”) last December, where Ocean Capital’s director candidates – José Izquierdo II and Brent D. Rosenthal – were also elected by PRITF VI shareholders by wide 3-1 and 7-2 margins based on a preliminary vote tally provided by Broadridge and confirmed by the Funds in their own public filings. Ocean Capital’s nominees have still not been seated as directors at PRITF I over 12 months after shareholders voted for our candidates.

(2)	Sent a cease-and-desist notice to Ocean Capital related to its distribution of advertisements that sought to encourage shareholders to exercise their right to vote at the Funds’ upcoming annual meetings, which have now been adjourned yet again, this time to June 1, 2023.

W. Heath Hawk, managing member of Ocean Capital, commented:

“Since we began our value-enhancing campaigns for change nearly two years ago, the UBS-managed Funds have repeatedly demonstrated a clear disregard for shareholder democracy and sound corporate governance. At this point, we are not surprised that the Funds have now for the third time refused to acknowledge the legitimate and lawful shareholder vote that took place most recently at TFF I’s 2022 Annual Meeting held on March 9th, at which quorum was present and Ocean Capital’s nominees were elected by an incredible 37-1 margin. Despite this, the Funds appear insistent on using low-road entrenchment tactics and deploying shameless amounts of shareholder capital to fight change that investors have repeatedly said with their overwhelming votes that they favor.

Unsurprisingly, the Funds are also attempting to suppress Ocean Capital’s right to free speech and economically intimidate us by sending a cease-and-desist letter related to our advertisements aimed at encouraging shareholders to exercise their right to vote at the annual meetings. We find this particularly troubling because the Funds have refused to solicit votes for any of the meetings. This only underscores our belief that the Funds seem intent on preventing a fair shareholder vote from occurring because every time quorum has been reached at the annual meetings, Ocean Capital’s nominees have been elected by wide margins.

Ocean Capital will continue to use all resources at our disposal to compel UBS and its affiliates to honor the shareholder votes that will see our director candidates seated on the Boards of Directors of PRITF I, PRITF VI and now – TFF I. We intend to facilitate boardroom-level change across the Funds – no matter how long it takes or what it costs.”

Shareholders should visit www.ImproveUBSPRFunds.com to learn more about Ocean Capital’s campaigns for value-enhancing change at the Funds.

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VOTE “FOR” OCEAN CAPITAL’S HIGHLY QUALIFIED DIRECTOR CANDIDATES ON THE BLUE PROXY CARD TODAY.

IF YOU ARE A FUND ADVISOR WITH CLIENTS WHO WISH TO EXERCISE THEIR RIGHT FOR CHANGE BY VOTING THE BLUE PROXY CARD, PLEASE CONTACT OUR PROXY SOLICITOR, MORROW SODALI, AT (203) 658-9400 OR (800) 662-5200, OR VIA E-MAIL AT OCEAN@INVESTOR.MORROWSODALI.COM.

SIGN UP FOR UPDATES RELATED TO OUR CAMPAIGNS AT THE UBS-MANAGED FUNDS AT WWW.IMPROVEUBSPRFUNDS.COM.

***

Certain Information Concerning the Participants

To the Shareholders of Each of the Funds:

Ocean Capital and the other participants in its solicitation (collectively, the “Participants”) have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying form of BLUE proxy card to be used in connection with the solicitation of proxies from the shareholders of each of the Funds for its upcoming annual meeting of shareholders. All shareholders of each Fund are advised to read the applicable definitive proxy statement, any amendments or supplements thereto and other documents related to the solicitation of proxies by the Participants, as they contain important information, including additional information relating to the Participants and their direct or indirect interests, by security holdings or otherwise. The definitive proxy statement and accompanying BLUE proxy card for each Fund, any amendments or supplements thereto, and other relevant documents filed by the Participants with the SEC are available at no charge on the SEC’s website at http://www.sec.gov.

***

Contacts

For Investors:
Morrow Sodali
Mike Verrechia / Bill Dooley, 800-662-5200
ocean@investor.morrowsodali.com

For Media:
Longacre Square Partners
Charlotte Kiaie / Ashley Areopagita, 646-386-0091
ckiaie@longacresquare.com / aareopagita@longacresquare.com

Ocean Capital responde a la negativa de reconocer los votos de los accionistas de los fondos de bonos closed-end de UBS Puerto Rico en la Asamblea Anual de TFF I

Emite declaración en respuesta a la negativa de los Fondos de reconocer el voto justo y lícito de accionistas a favor de los nominados de Ocean Capital en un tercer fondo de bonos closed-end

Resalta que los candidatos altamente calificados a directores de Ocean Capital –Ethan Danial, José Izquierdo II y Brent D. Rosenthal– fueron elegidos por los accionistas de TFF I por un margen de 37 a 1 basados en un cómputo de votos preliminar provisto por Broadridge

Expone el intento desfavorable de los Fondos por oprimir la libertad de expresión y desperdiciar el capital de accionistas enviando un aviso de cese y desistimiento a Ocean Capital

Ocean Capital LLC (colectivamente con sus afiliados “Ocean Capital” o “nosotros”), accionista importante de varios fondos de bonos closed-end (cerrados) de Puerto Rico (los “Fondos”), que están gestionados o gestionados de manera conjunta por un afiliado de UBS Financial Services Incorporated de Puerto Rico (“UBS”), publicó hoy la siguiente declaración con respecto a las últimas tácticas en contra de los accionistas tomadas por los Fondos de UBS en relación con la campaña de Ocean Capital, de casi dos años, que afecta el cambio impulsado por los accionistas en las salas de directorio de los Fondos.

En sus últimos intentos por consolidar la Junta de Directores de los Fondos y silenciar las voces de los accionistas, UBS:

(1)	se ha negado a reconocer el voto legítimo y lícito de accionistas que tuvo lugar el 9 de marzo de 2023 en la Asamblea Anual de Accionistas de 2022 (la “Asamblea Anual”) de Tax Free Fund for Puerto Rico Residents, Inc. (“TFF I”) en la que fueron elegidos los tres nominados independientes altamente calificados de Ocean Capital –Ethan Danial, José Izquierdo II y Brent D. Rosenthal– por un margen muy amplio de 37 a 1 por los accionistas de TFF I, literalmente un voto de por lo menos 4,75 millones para cada uno de los nominados de Ocean Capital en comparación con una insignificante cifra de 130 000 para los titulares.

●	Esto se presenta después de la negativa de los Fondos de reconocer el voto justo y lícito de los accionistas de Puerto Rico Residents Tax-Free Fund, Inc. (“PRITF I”) el marzo pasado y de Puerto Rico Residents Tax-Free Fund VI, Inc. (“PRITF VI”) el diciembre pasado, en los que los candidatos a directores de Ocean Capital –José Izquierdo II y Brent D. Rosenthal– también fueron elegidos por los accionistas de PRITF VI por margenes amplios de 3 a 1 y de 7 a 2 basados en un cómputo de votos preliminar provisto por Broadridge y confirmado por los Fondos en sus propias presentaciones públicas. Los nominados de Ocean Capital aún no han asumido como directores de PRITF I en los últimos 12 meses después de que los directores votaran por nuestros candidatos.

(2)	Enviaron un aviso de cese y desistimiento a Ocean Capital relacionado con su distribución de anuncios que buscaban alentar a los accionistas para ejercer su derecho a voto en las próximas asambleas anuales de los Fondos, que se han aplazado una vez más, esta vez para el 1 de junio de 2023.

W. Heath Hawk, socio gestor de Ocean Capital, comentó:

“Desde que comenzamos nuestras campañas para potenciar el valor para cambiar hace casi dos años, los Fondos gestionados de UBS han demostrado repetivamente una clara indiferencia por la democracia de los accionistas y la gobernanza corporativa sana. En este momento, no nos sorprende que los Fondos se hayan negado ahora por tercera vez a reconocer el voto justo y lícito de los accionistas que se llevó a cabo de manera más reciente en la Asamblea Anual de 2022 de TFF I el 9 de marzo , en la cual estuvo presente el quórum y los nominados de Ocean Capital fueron elegidos por un margen increíble de 37 a 1. A pesar de esto, los Fondos parecen insistentes en usar las tácticas de consolidación desfavorables y utilizar desvergonzadas sumas de capital de los accionistas para combatir el cambio que los inversores han dicho repetidamente con sus amplios votos que están a favor.

Como era de esperarse, los Fondos también están intentando suprimir el derecho a la libertad de expresión de Ocean Capital y nos están intimidando de manera económica enviándonos una carta de cese y desistimiento relacionada con nuestros anuncios destinados a alentar a los accionistas a ejercer su derecho a voto en las asambleas anuales. Encontramos esto especialmente alarmante porque los Fondos se han negado a solicitar votos para alguna de las asambleas. Esto solo subraya nuestra creencia de que los Fondos parecen intentar evitar que tenga lugar un voto de accionistas justo porque cada vez que se ha alcanzado el quórum en las asambleas anuales, los nominados de Ocean Capital han sido elegidos por amplios márgenes.

Ocean Capital seguirá usando todos los recursos a nuestra disposición para imponer a UBS y sus afiliados el respeto de los votos de los accionistas que verán a nuestros candidatos a directores en la Junta de Directores de PRITF I, PRITF VI y ahora, en TFF I. Intentamos facilitar el cambio a nivel de sala de directorio en todos los Fondos, independientemente de cuánto lleve o a qué costo”.

Los accionistas deben visitar www.ImproveUBSPRFunds.com para conocer más acerca de las campañas de Ocean Capital para el cambio que potencie el valor en los Fondos.

***

VOTE “POR” LOS CANDIDATOS ALTAMENTE CALIFICADOS DE OCEAN CAPITAL EN LA CARTA PODER AZUL HOY.

SI USTED ES ASESOR DE FONDOS CON CLIENTES QUE QUIEREN EJERCER SU DERECHO PARA CAMBIAR VOTANDO LA CARTA PODER AZUL, POR FAVOR, CONTÁCTESE CON NUESTRO APODERADO, MORROW SODALI, AL (203) 658-9400 O (800) 662-5200, O POR CORREO ELECTRÓNICO AL OCEAN@INVESTOR.MORROWSODALI.COM.

REGÍSTRESE PARA OBTENER ACTUALIZACIONES RELACIONADAS CON NUESTRAS CAMPAÑAS EN LOS FONDOS GESTIONADOS DE UBS EN WWW.IMPROVEUBSPRFUNDS.COM.

***

Cierta información sobre los participantes

Para los accionistas de cada uno de los Fondos: Ocean Capital y los otros participantes de esta solicitud (colectivamente, los “Participantes”) han presentado una declaración poder definitiva y una carta poder AZUL (Blue proxy card) acompañante ante la Comisión de Bolsa y Valores (Securities and Exchange Commission, la “SEC”) para ser utilizada en relación con la solicitud de apoderados de los accionistas de cada uno de los Fondos para su próxima asamblea anual de accionistas. Se recomienda a todos los accionistas de cada uno de los Fondos que lean la declaración poder definitiva vigente, cualquier enmienda o suplemento de la misma, y otros documentos en relación con la solicitud de apoderados por parte de los Participantes, dado que contiene información importante que incluye información adicional relacionada con los Participantes y sus intereses directos e indirectos, por tenencia de valores o de otro modo. La declaración poder definitiva y la carta poder AZUL acompañante para cada uno de los Fondos, cualquier enmienda o suplemento de la misma y otros documentos pertinentes presentados por los Participantes ante la SEC están disponibles sin cargo en el sitio web de la SEC en http://www.sec.gov.

El texto original en el idioma fuente de este comunicado es la versión oficial autorizada. Las traducciones solo se suministran como adaptación y deben cotejarse con el texto en el idioma fuente, que es la única versión del texto que tendrá un efecto legal.

Contacts

Para los inversores:

Morrow Sodali

Mike Verrechia / Bill Dooley, 800-662-5200

ocean@investor.morrowsodali.com

Para los medios de comunicación:

Longacre Square Partners

Charlotte Kiaie / Ashley Areopagita, 646-386-0091

ckiaie@longacresquare.com / aareopagita@longacresquare.com

Exhibit 2

Ocean Capital LLC
@OceanCapLLC

UBS Puerto Rico closed-end bond funds have now refused to acknowledge fair and lawful shareholder votes at THREE funds. Ocean Capital's latest press release spotlights the Funds' low-road attempt to oppress free speech and continued entrenchment tactics:

3:49 PM · Mar 27, 2023

Exhibit 3

Ocean Capital LLC

30 followers

now •

UBS Puerto Rico closed-end bond funds have now refused to acknowledge fair and lawful shareholder votes at THREE funds. On March 9, shareholders of Tax Free Fund for Puerto Rico Residents, Inc. elected Ocean Capital's nominees – Ethan Danial, José Izquierdo II and Brent D. Rosenthal – by a 37-1 margin. Read Ocean Capital's latest press release, which spotlights the Funds' latest low-road attempt to oppress free speech and continued entrenchment tactics: https://rb.gy/pmhua4

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